Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF Puerto Rico

IN RE:	}	CASE NUMBER 10-04124
R&G Financial Corporation	}	
	}	JUDGE Enrique Lamoutte Inclan
DEBTOR.	}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
FROM 5-15-2010 TO 5-31-2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Attorney for Debtor's Signature
Brent R. McIlwain

Debtor's Address and Phone Number:
1225 Ponce de León Avenue
VIG Tower Suite 106
San Juan, P.R. 00907

Attorney's Address and Phone Number:
2000 McKinney
Suite 1700
Dallas TX 75201
(214) 758-1500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/reg_info.htm

1) Instructions for Preparations of Debtor's Chapter 11 Monthly Operating Report
2) Initial Filing Requirements
3) Frequently Asked Questions (FAQs)http://www.usdoj.gov/ust/.

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING 5-15-2010 **AND ENDING** 5-31-2010

Name of Debtor: RHG Financial Corporation Case Number 10-04124
Date of Petition: 5-14-2010

	CURRENT MONTH	CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD	3,942,648.63 (a)	3,942,648.63 (b)
2. RECEIPTS:		
A. Cash Sales		
Minus: Cash Refunds	(-)	
Net Cash Sales		
B. Accounts Receivable		
C. Other Receipts *(See MOR-3)* (If you receive rental income, you must attach a rent roll.)	285.25	285.25
3. TOTAL RECEIPTS *(Lines 2A+2B+2C)*	285.25	285.25
4. TOTAL FUNDS AVAILABLE FOR OPERATIONS *(Line 1 + Line 3)*	3,942,933.88	3,942,933.88
5. DISBURSEMENTS		
A. Advertising		
B. Bank Charges		
C. Contract Labor		
D. Fixed Asset Payments (not incl. in "N")		
E. Insurance		
F. Inventory Payments *(See Attach. 2)*		
G. Leases		
H. Manufacturing Supplies		
I. Office Supplies		
J. Payroll - Net *(See Attachment 4B)*		
K. Professional Fees (Accounting & Legal)	2,580.83	2,580.83 *
L. Rent		
M. Repairs & Maintenance		
N. Secured Creditor Payments *(See Attach. 2)*		
O. Taxes Paid - Payroll *(See Attachment 4C)*		
P. Taxes Paid - Sales & Use *(See Attachment 4C)*		
Q. Taxes Paid - Other *(See Attachment 4C)*		
R. Telephone		
S. Travel & Entertainment		
Y. U.S. Trustee Quarterly Fees		
U. Utilities		
V. Vehicle Expenses		
W. Other Operating Expenses *(See MOR-3)*	53.00	53.00
6. TOTAL DISBURSEMENTS *(Sum of 5A thru W)*	2,633.83	2,633.83
7. ENDING BALANCE *(Line 4 Minus Line 6)*	3,940,300.05 (c)	3,940,300.05 (c)

* - Note, this payment relates to one check that was deposited prepetition by its payee, but did not clear the Debtor's bank account until shortly after the petition date.

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 18 day of JUNE, 2010.

(Signature)

(a)This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.

(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.

(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont'd)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
Interest on CD	35.00	35.00
Interest on CD	250.25	250.25
TOTAL OTHER RECEIPTS	285.25	285.25

"Other Receipts" includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
Outside Services - Document Search	53.00	53.00
TOTAL OTHER DISBURSEMENTS	53.00	53.00

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: R&G Financial Corporation Case Number: 10-04124

Reporting Period beginning 5-15-2010 Period ending 5-31-2010

ACCOUNTS RECEIVABLE AT PETITION DATE: 2,718,809

ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$ 2,718,809	(a)
PLUS: Current Month New Billings		
MINUS: Collection During the Month	$	(b)
PLUS/MINUS: Adjustments or Writeoffs	$ 9,707	*
End of Month Balance	$ 2,709,102	(c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable: The amount of $9,707 due from subsidiaries subject to receivership on 4-30-2010. Amount considered uncollectible.

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90Days	Total	
$ 0	$ 93,032.08	$ 407,876.09	$ 2,217,900.54	$2,718,808.71	(c)

For any receivables in the "Over 90 Days" category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)	
R&G Acquisition	Various	Expected collection from distribution in 60 days	
Crowe Horwath	4-22-2009	Disputed Account	$100,000
Doris Nicole	12-17-2008	Disputed Account	1,000
Jorge Alicea	12-17-2008	Disputed Account	1,000
Francisco Javier	7-22-2009 6-30-2009	Disputed Account	3,000 1,000
Gamaliel Rodriguez	8-13-2009	Disputed Account	750.00
Juan Hernandez	8-13-2009	Disputed Account	1,000.00
Lourdes Rodriguez	2-28-2010	Disputed Account	4,500.00

(a)This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.

(b)This must equal the number reported in the "Current Month" column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).

(c)These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: R&G Financial Corporation Case Number: 10-04124

Reporting Period beginning 05-15-2010 Period ending 05-31-2010

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount
5-28-2010	3	Rolando Rodriguez	Management services	9,600.00
5-28-2010	3	Jose Luis Ortiz	Management services	5,175.00
5-28-2010	3	Maria C. Mena	Management services	4,075.00
5-28-2010	3	Citibank	Service charges	549.89
TOTAL AMOUNT				19,399.89 (b)

☐ **Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.**

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	$ -0- (a)
PLUS: New Indebtedness Incurred This Month	$ 19,399.89
MINUS: Amount Paid on Post Petition, Accounts Payable This Month	$
PLUS/MINUS: Adjustments	$ *
Ending Month Balance	$ 19,399.89 (c)

*For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/ Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
TOTAL		(d)		

(a)This number is carried forward from last month's report. For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the "Current Month" column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: RNG Financial Corporation Case Number: 10-04124

Reporting Period beginning 5-15-2010 Period ending 05-31-2010

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE: $ -0-

INVENTORY RECONCILIATION:

Inventory Balance at Beginning of Month	$ (a)
PLUS: Inventory Purchased During Month	$
MINUS: Inventory Used or Sold	$
PLUS/MINUS: Adjustments or Write-downs	$ *
Inventory on Hand at End of Month	$ -0-

METHOD OF COSTING INVENTORY: ____________________

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete		Total Inventory
___%	___%	___%	___%	=	100%*

* Aging Percentages must equal 100%.

☐ Check here if inventory contains perishable items.

Description of Obsolete Inventory: ____________________

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: 18,344 (b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only): Miscellaneous office furnishings and office equipment.

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month	$ 18,344 (a)(b)
MINUS: Depreciation Expense	$ 1,494
PLUS: New Purchases	$
PLUS/MINUS: Adjustments or Write-downs	$ *
Ending Monthly Balance	$ 16,850

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: ____________________

(a)This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.

(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: R&G Financial Corp Case Number: 10-04124

Reporting Period beginning 5-15-2010 Period ending 5-31-2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/reg_info.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: Citibank BRANCH: Hato Rey

ACCOUNT NAME: R&G Financial Corporation ACCOUNT NUMBER: XXXX-XXX-018

PURPOSE OF ACCOUNT: OPERATING

Ending Balance per Bank Statement	$ 2,977,526.05
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ *
Minus Service Charges	$
Ending Balance per Check Register	$ 2,977,526.05 **(a)

***Debit cards are used by** NONE

****If Closing Balance is negative, provide explanation:**

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
			NONE	

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above, includes:

$________ Transferred to Payroll Account
$________ Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: R&G Financial Corporation Case Number: 10-04124

Reporting Period beginning 5-15-2010 Period ending 05-31-2010

NAME OF BANK: Citibank, P.R. BRANCH: Hato Rey.

ACCOUNT NAME: R&G Financial Corporation

ACCOUNT NUMBER: 0425-849-018

PURPOSE OF ACCOUNT: OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
5-17-2010	2317	Law Office Giselle López	Legal Services	2,580.83*
5-17-2010	2318	Sheyssa Vélez	Outside Services - document search	53.00
TOTAL				$ 2,633.83

* - Note, this $2,580.83 payment relates to a check that was deposited by the payee before the Debtor's petition date, but did not clear the Debtor's bank account until after the petition date.

MOR-8

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: R&G Financial Corporation Case Number: 10-04124

Reporting Period beginning 05-15-2010 Period ending 05-31-2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/reg_info.htm.

NAME OF BANK: ______________________ BRANCH: ______________________

ACCOUNT NAME: ______________________ ACCOUNT NUMBER: ______________________

PURPOSE OF ACCOUNT: PAYROLL

Ending Balance per Bank Statement	$
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ *
Minus Service Charges	$
Ending Balance per Check Register	$ **(a)

***Debit cards must not be issued on this account.**

****If Closing Balance is negative, provide explanation:**______________________

The following disbursements were paid by Cash: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

ATTACHMENT 5B
CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor: R&G Financial   Case Number: 10-04124

Reporting Period beginning 05-15-2010   Period ending 05-31-2010

NAME OF BANK: ______________________   BRANCH: ______________________

ACCOUNT NAME: ______________________

ACCOUNT NUMBER: ______________________

PURPOSE OF ACCOUNT: PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL $______

MOR-10

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: RxG Financial Corporation Case Number: 10-04124

Reporting Period beginning 05-15-2010 Period ending 05-31-2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found on the United States Trustee website, http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK: ____________ BRANCH: ____________

ACCOUNT NAME: ____________ ACCOUNT NUMBER: ____________

PURPOSE OF ACCOUNT: TAX

Ending Balance per Bank Statement	$
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Oustanding Checks and other debits	$ *
Minus Service Charges	$
Ending Balance per Check Register	$ **(a)

***Debit cards must not be issued on this account.**

****If Closing Balance is negative, provide explanation:**____________

The following disbursements were paid by Cash: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

ATTACHMENT 5C CHECK REGISTER TAX ACCOUNT Name of Debtor: H&JfttJOf} Cctpora OA} Case Number:, Reporting Period beginning OS” f Period ending r Bj NAME OF BANK: BRANCH: ACCOUNT NAME: ACCOUNT PURPOSE OF ACCOUNT: TAX Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included, ht tp: ww vv. u sd oj. go v u st, CHECK DATE NUMBER PAYEE PURPOSE AMOUNT TOTAL (d) SUMMARY OF TAXES PAID Payroll Taxes Paid (a) Sales & Use Taxes Paid (b) Other Taxes Paid (c) TOTAL (d) (a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR 2, Line 50). (b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements (Page MOR 2, Line 5P). (c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR 2, Line 5Q). (d) These two lines must be equal.

ATTACHMENT 4D INVESTMENT ACCOUNTS AND PETTY CASH REPORT INVESTMENT ACCOUNTS Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements. . Type of Negotiable Current Instrument Face Value Purchase Price Date of Purchase Market Value Clb ££B, 3ao, ooo 3co do OS ‘ XOfO 3oo,goo GcN lhe *c tfjtf TOTAL SSftflOl PETTY CASH REPORT The following Petty Cash Drawers Accounts are maintained: (Column 2) (Column 3) (Column 4) Maximum Amount of Petty Difference between Location of Amount of Cash Cash On Hand (Column 2) and Box Account in Drawer Acct. At End of Month (Column 3) TOTAL $ (b) For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation TOTAL INVESTMENT ACCOUNTS AND PETTY CASH(a + b) $329,767 (c) (c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR 2, Line 7).

ATTACHMENT 8 ATTACHMENT 6 MONTHLY TAX REPORT Name of Debtor: Case Number: Reporting Period beginning 5 t$ “ & Period ending 2.0 D TAXES OWED AND DUE Report all unpaid post petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen’s compensation, etc. Name of Date Date Last Taxing Payment Tax Return Tax Return Authority Due Description Amount Filed Period TOTAL $ & *

ATTACHMENT 7 SUMMARY OF OFFICER OR OWNER COMPENSATION SUMMARY OF PERSONNEL AND INSURANCE COVERAGES Name of Debtor: Case Number: Reporting Period beginning 0*5 S L O ( & Period ending 0*z? 3 Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records. Payment Name of Officer or Owner Title Description Amount Paid PERSONNEL REPORT Full Time Part Time Number of employees at beginning of period Number hired during the period Number terminated or resigned during period Number of employees on payroll at end of period CONFIRMATION OF INSURANCE List all policies of insurance in effect, including but not limited to workers’ compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.). Agent Date and or Phone Policy Coverage Expiration Premium Carrier Number Number Type Date Due The following lapse in insurance coverage occurred this month: Policy Date Date Type Lapsed Reinstated Reason for Lapse ? Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

ATTACHMENT 8 SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents. We anticipate filing a Plan of Reorganization and Disclosure Statement on or before

STANDARD BANK RECONCILIATION Month May Year 2010 Account No. XXXX XXX 018 Account Name R & G Financial Corporation Bank Balance shown on Bank Statement $2,977,526.05 Your transaction register balance $2,977,526.05 Add Add Deposits not shown on Bank Statement $0 Other credits shown on the bank statement but not in transaction register S Total $0 Add Subtract ( ) Interest paid on bank statement $ Checks and other items outstanding but not paid on Bank Statement Total $ Number Amount Number Amount Subtract ( ) $ $ Other debits shown on bank statement but not in transaction register Number Amount I 1$ I Total Subtractions $0 Total Subtractions $ Balance $ 2,977,526.05 Balance $2,977,526.05

Citibank, N.A. Puerto Rico . Member FD1C JIM] Page 1 of 7 RG FINANCIAL CORPORATION rg financial corporation Account Number Hoi8 ATTN JOSE l ortiz Mccouni i wnuer. w o po box 195381 Statement Period san JUAN PR, 00919 May 1, 2010 May 28, 2010 ACCOUNT SUMMARY OPENING BALANCE 3,050,000.00 Citi Corporate Service Centers provide the following services: Cashing Checks, Account Deposits, Night Depository, 27 DEBITS 384,400.20 Manager Check Issuance, Fica Futa Payments. 23 CH ECKS 227,869.35 Business hours are from 8:30 to 4:30pm Monday thru Friday 4 NON CHECKS 156,530.85 Service Centers are located in: 1 CREDITS 311,926.25 i ncDnciTC t q9k J* Hat0 Re y AtG bu!ld!n 9. 787 282 2201 1 UtF Ubl I o 311 .azo. O Bayamon, Near Rio Hondo Mali, 787 787 4220 0 NON DEPOSITS 0.00 Carolina, Royal Motors Plaza, 787 776 0581 CLOSING LEDGER 2,977,526.05 DEPOSIT LIST Deposit No. Date Reference Amount 05 04 311,926.25 CHECKS PAID Check Date Amount Check Date Amount 2298 05 13 30,618.00 2310 05 06 21,411.94 2299 05 05 1,176.67 2311 05 05 1,510.64 2300 05 04 1,713.08 2313 05 14 1,963.19 2301 05 04 1,247.28 2314 05 13 730.10 2302 05 04 13,577.95 2315 05 14 1,728.33 2303 05 04 17,455.97 2316 05 13 400.00 2304 05 04 10,902.54 2317 05 17 2,580,83 2305 05 06 14,953.99 2318 05 17 53.00 2308 05 04 22,976.67 2319 05 14 4,371.00 2307 05 10 14,933.79 2320 05 14 4,673.25 2308 05 04 41,799.92 2321 05 14 10,602.00 2309 05 07 6,489.21 DESCRIPTIVE ITEMS ~ Date Description Serial No Debits Credits Balance 05 01 OPENING BALANCE 3,050,000.00 05 04 TOTAL CHECKS paid 109,673.41 ANY ERROR OR OMISSION ON THIS STATEMENT MUST BE NOTIFIED IN WRITING TO THE ATTENTION OF CITISERVICE UNIT, PO BOX 70301, SAN JUAN, PR 009364301; OR CONTACT CITISERVICE AT (787J 771 2800 WITHIN THIRTY (30) DAYS FROM MAILING DATE. YOU ALSO CAN SEND A MESSAGE USING OUR ELECTRONIC MAIL MESSENGER: citiservice.pr@cjticorp.com. FAILURE TO DO SO WILL SIGNIFY THAT THE STATEMENT IS CORRECT

R&G Financial Corporation Policy Summary 2009 2010 ...Premium i Policy Type Policy Carrier Effective Limits Deductibles ou t ma F) ¦ Building, Improv. & Contents: $10,133,359; Buss. Inc.: Wind2%,EQ $510012 Commercial Package CP81020758 Seguros Triple S 11 30 09 11 30 10 §5 CGL $1MM Occ$2MM 5%, AOP $250 Agg.;B&M: $3MM l . 1 ‘ ~ ATM $2,164,581; EDP EDP CIM0920212 Fireman’s Fund 11 30 o9 ii 30 10 $9,855,112; Fine Arts j Vanous $42,419 (EDP, ATMs & Fine Arts) ,ns Co $360,000. Comp Col! « i7qr BusinessAuto CA46035272 Seguros Triple S 11 30 09 11 30 10 CSL Liabihty $1MM j $25Q 33,796 “ Garage Liability $1 MM $3MM, $10 920 Garaje CA46035273 ¦ Seguros Triple S 11 30 09 11 30 10 Garage Keeper $100,000. : Based on Monthly reports. Comp Col BusinessAuto CA46035274 Seguros Triple S 11 30 09 11 30 10 Comprehensive & Collision $500 (Repossessed Vehicles) CA46035274 a g j $1 MM; Liability limits $500,000. ao sTpri u aTp j 510,000 11 30 09 11 30 10 $15MM xs $35MM Primary 000 . “ Content$194,500. CalleOrtego $500 $532 Flood 3170401513 Universal 5 23 09 5 23 10 Esq. Tabanuco . ~Employment Practices D01477 ACE Insurance 12 31 09 12*1 10 I $6,000,000 $100,000 $97,850 Liability (EPL) g nkeVProfessionai I FLP2030 ACE Insurance 12 31 09 12 31 10 $5,000,000 $250,000 $118,154 Liability * (BPL) $3 400 “~j rtiv RiIk Liability ZG000707OV6641 Lloyds j 12 1 09 10 1 economic DEVELOPMENT BANK for puerto rico ATT. INVESTMENT AND TREASURY DIVISION P .o. box 2134 SAN juan, pr 00922 2134 CONFIRMATION OF SECURITIES TRANSACTION Advise inmedialeiy of any error to ine investment and Treasury Division Tel. (787) «41 4300 Fax 787) 775 9662 may 10, 2010 r g premier bank puerto rico Trade Date : 05 10 2010 sr. luis f. aldea Settlement Date : 05 10 2010 p.o. box 2510 Issue Date : 05 10 2010 guaynabo, pr 00970 2510 First interest Date : 05 24 2010 Maturity Date : 05 24 2010 Description : r g financial inter branch Transaction Type : rss conv non neg fixed a 360 matu. Face Amount : 300.000.00 Price : 100.00 Principal Amount : 300.000.00 Interest Accrued ; 0.00 Total Amount : 300,000.00 CUSIP Number : Interest Rate : 0.30 OUR REF. NO, : B0130005 We will assume the Information 1s correct 1f no response 1s receive within 20 days As this confirmation is produced by our computer, it will no longer bear an authorized signature B Q PfiWMIERBANK i zm 2010 TREASURY DIVISION

RG Financial Corporation Statement of Condition May 31,2010 Unaudited CASH AND CASH EQUIVALENTS Cash and due from Banks 3,282,835 Interest Bearing Deposits 300,000 3,582,835 LOANS Loans 36,007,087 Reserve for Losses (19,852,800) Loans Net 16,154,287 INVESTMENT SECURITIES 29,767 INVESTMENT IN SUBSIDIARIES 4,726,976 PREMISES AND EQUIPMENT 16,850 OTHER ASSETS Account Receivable 448,764 Receivable from affiliate 2,260,338 Accrued interest receivable 14,002 Deferred Tax Asset Other Assets 10,821,567 Total Other Assets 13,544,671 38,055,386 BORROWINGS Notes Payable 31,836,522 Accrued Interest Payable 50,074,483 Payable to affiliate Accrued Expenses Other liabilities 63,040 81,974,045 TRUST PREFERRED SECURITIES 335,051,546 STOCKHOLDERS EQUITY Preferred Stock 213,000,000 Common Stock 511,853 Capital paid in excess of par value 116,276,074 Current month Income (1,309,907) Retained Earnings (707,448,226) Total Equity (378,970,206) 38,055,386

Income Statement For the period ended May 31, 2010 May 31, 2010 Month YTD Interest Income deposits 60 396 Interest Income loans 81,220 Total interest income 60 81,616 Interest Notes Payable 115,731 568,067 Interest Trust Preferred Notes 2,090,974 10,339,530 Total interest expense 2,206,705 10,907,597 Net Interest income (2,206,646) (10,825,981) Provision for loan and lease losses (303,052) Management fees 1,012,441 Other Income 90,632 90,632 Total non interest Income 90,632 1,103,073 Compensation & Benefits (508,006) 617,104 Taxes Other than payroll 38,664 Communication and Information systems 9,014 Occupancy and office expenses 3,691 380,820 Depreciation and amortization 1,494 7,661 Professional Fees (315,321) 93,889 Other general and administrative expenses 12,035 256,519 Total non interest expenses (806,107) 1,403,671 Net Income (loss) (1,309,906) (11,429,631)